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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): June 26, 1998 (June 26, 1998)



                 HMT, INC. 401(k) PROFIT SHARING PLAN AND TRUST
             (Exact name of registrant as specified in its charter)



        DELAWARE                       33-32869                  41-1667001
(State of Incorporation)        (Commission File Number)       (IRS Employer
                                                             Identification No.)


                         2727 ALLEN PARKWAY, SUITE 760
                              HOUSTON, TEXAS 77019
             (Address of Registrant's principal executive offices)


                                 (713) 285-2700
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

    HMT, Inc 401(k) Profit Sharing Plan and Trust (the "Plan") and Astrotech International Corporation ("Astrotech") filed a post-effective amendment on May 15, 1995, to the registration statement of Form S-8 registering participating interests in the Plan. Astrotech was subsequently acquired by ITEQ, Inc. ("ITEQ") and participants in the Plan became participants in plans sponsored by ITEQ.

    As a result of the foregoing, the participating interests in the Plan no longer exist. Accordingly, as participating interests in the Plan are held of record by less than 300 persons and consistent with the position promulgated under Rule 12h-3(a) and (b)(1) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the Plan, as of the date of this report, will cease to file periodic reports as required by the Exchange Act.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 26, 1998

                                               ITEQ, INC



                                               /S/ LAWRANCE W. MCAFEE
                                               --------------------------------
                                               Lawrance W. McAfee
                                               Executive Vice President and
                                               Chief Financial Officer


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